Summary Prospectus Supplement	November 30, 2019

Putnam Ultra Short Duration Income Fund

Summary prospectus dated November 30, 2019

Effective November 30, 2019, the sub-section Fees and expenses is replaced in its entirety with the following:

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund. Information about sales charge discounts is available from your financial advisor and in the Appendix to the fund’s prospectus.

Shareholder fees (fees paid directly from your investment)
	Maximum sales charge (load)	Maximum deferred sales charge (load) (as
	imposed on purchases (as a	a percentage of original purchase price or
Share class	percentage of offering price)	redemption proceeds, whichever is lower)
Class A	NONE	NONE*
Class B	NONE	NONE**
Class C	NONE	NONE***
Class N	1.50%	0.25%†
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

* Class A shares purchased directly from the fund are not subject to any contingent deferred sales charge (CDSC). However, class A shares of the fund that were obtained in exchange for class A shares of another Putnam Fund that were subject to a CDSC of 1.00% at the time of exchange may be subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies.

** Class B shares purchased directly from the fund are not subject to any CDSC. However, class B shares of the fund that were obtained in exchange for class B shares of another Putnam Fund that were subject to a CDSC of up to 5.00% at the time of exchange may be subject to a CDSC unless the prescribed time period has expired or a CDSC waiver applies.

*** Class C shares purchased directly from the fund are not subject to any CDSC. However, class C shares of the fund that were obtained in exchange for class C shares of another Putnam Fund that were subject to a CDSC of 1.00% at the time of exchange may be subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies.

† Applies only to certain redemptions of shares bought with no initial sales charge.

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Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)
				Total		Total annual fund
	Manage-	Distribution		annual fund	Expense	operating expenses
Share	ment	and service	Other	operating	reimburse-	after expense
class	fees <	(12b-1) fees	expenses	expenses	ment #	reimbursement
Class A	0.28%	0.10%	0.10%	0.48%	(0.08)%	0.40%
Class B	0.28%	0.50%	0.10%	0.88%	(0.08)%	0.80%
Class C	0.28%	0.50%	0.10%	0.88%	(0.08)%	0.80%
Class N	0.28%	0.25%	0.10%+	0.63%	(0.08)%	0.55%
Class R	0.28%	0.50%	0.10%	0.88%	(0.08)%	0.80%
Class R6	0.28%	N/A	0.09%	0.37%	(0.08)%	0.29%
Class Y	0.28%	N/A	0.10%	0.38%	(0.08)%	0.30%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through at least November 30, 2020. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Restated to reflect current fees.

+ Annualized.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$41	$146	$261	$596
Class B*	$582	$573	$680	$962
Class B (no redemption)	$82	$273	$480	$962
Class C	$182	$273	$480	$1,077
Class N	$205	$341	$488	$917
Class R	$82	$273	$480	$1,077
Class R6	$30	$111	$200	$460
Class Y	$31	$114	$205	$473

* Reflects assessment of deferred sales charge assuming class B shares were acquired by exchange from one or more other Putnam funds immediately after purchase of shares from such other fund(s).